UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 10, 2011

NATIONAL HOUSING PARTNERSHIP REALTY FUND I

(Exact name of Registrant as specified in its charter)

                Maryland              0-13465                 52-1358879

      (State or other jurisdiction (Commission            (I.R.S. Employer

            of incorporation)       (File Number)       Identification Number)

55 Beattie Place

Post Office Box 1089

Greenville, South Carolina 29602

(Address of principal executive offices)

(864) 239-1000

(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

National Housing Partnership Realty Fund I (the “Registrant”) has a 99% limited partnership interest in Hurbell IV Ltd., an Alabama limited partnership (“Hurbell”). On February 10, 2011, Hurbell entered into a Purchase and Sale Contract to sell its investment property, Talladega Downs, a 100-unit apartment complex located in Talladega, Alabama (the “Property”), to a third party, GH Capital National Housing Fund LLC, a Delaware limited liability company (the “Purchaser”), for $700,000.  The sale is expected to close during May 2011. The Registrant has no remaining investment balance in Hurbell at September 30, 2010 and December 31, 2009, respectively.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL HOUSING PARTNERSHIP REALTY FUND I

By:  The National Housing Partnership

General Partner

     National Corporation for Housing

     Partnerships

    General Partner

By:  /s/Stephen B. Waters

Stephen B. Waters

Senior Director of Partnership Accounting

Date: February 16, 2011